UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant
to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

Senomyx, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50791 (Commission File Number)	33-0843840 (I.R.S. Employer Identification No.)

4767 Nexus Centre Drive San Diego, California (Address of principal executive offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 646-8300

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2013 Named Executive Officer Base Salary

On March 12, 2013, the Compensation Committee of our Board of Directors approved increases in base salary effective as of January 1, 2013 for our executive officers. The following table sets forth 2013 base salaries for our named executive officers:

Name	Title	2013 Base Salary
Kent Snyder	Chief Executive Officer and Chairman of the Board	$551,570
John Poyhonen	President and Chief Operating Officer	$402,160
David B. Berger	Senior Vice President, General Counsel and Corporate Secretary	$357,420
Donald S. Karanewsky, Ph.D.	Senior Vice President and Chief Scientific Officer	$372,550
Antony E. Rogers	Senior Vice President and Chief Financial Officer	$336,700

Incentive Cash Bonus Payment Determinations

In January 2012, the Compensation Committee of our Board of Directors established our 2012 Executive Bonus Plan, or 2012 Bonus Plan. Under the 2012 Bonus Plan, our executives were provided with the opportunity to earn cash bonus payments conditioned upon the achievement of specified corporate goals. Under the 2012 Bonus Plan, each individual was assigned a target and range of bonus opportunity, calculated as a percentage of that individual’s 2012 base salary, based on the person’s role and title in the company.

Under the 2012 Bonus Plan, the range of bonus opportunity as a percentage of 2012 base salary for each of our named executive officers was as follows:

Name	Title	Threshold	Target	Maximum
Kent Snyder	Chief Executive Officer and Chairman of the Board	30%	60%	90%
John Poyhonen	President and Chief Operating Officer	22.5%	45%	67.5%
David B. Berger	Senior Vice President, General Counsel and Corporate Secretary	20%	40%	60%
Donald S. Karanewsky, Ph.D.	Senior Vice President and Chief Scientific Officer	20%	40%	60%
Antony E. Rogers	Senior Vice President and Chief Financial Officer	20%	40%	60%

Under the terms of our 2012 Bonus Plan, the payout for all of our officers was calculated entirely based on our achievement of corporate goals during 2012 and a minimum corporate goal achievement of greater than or equal to 50% was required for an executive to earn any performance-based cash bonus. The threshold bonus was earned if a corporate goal achievement of 50% was obtained. The target bonus was earned if a corporate goal achievement of 75% was obtained. The maximum bonus was earned if a corporate goal achievement of 100% was obtained. The specific bonus amount was based on a linear continuum from threshold to maximum. The 2012 Bonus Plan also contemplated that the Compensation Committee, in its discretion, could determine whether to either increase the payout under the 2012 Bonus Plan for extraordinary achievement or to reduce payout if economic and business conditions warranted.

Our corporate goals for 2012 were established by our Board of Directors and were weighted based on importance. Our 2012 corporate goals were a combination of discovery and development goals, which represented 50% of our corporate goals, and commercialization and financial goals, which represented the remaining 50% of our corporate goals. On March 12, 2013, the Compensation Committee reviewed the achievement of corporate goals and determined the bonus amount payable under the 2012 Bonus Plan for each named executive officer based on a corporate goal achievement of 82%. The 2012 cash bonuses approved for each named executive officer are as follows, which will be paid to the individuals in March 2013.

Name	2012 Bonus Plan Compensation
Kent Snyder	$364,162
John Poyhonen	$199,141
David B. Berger	$157,320
Donald S. Karanewsky, Ph.D.	$163,978
Antony E. Rogers	$148,200

2013 Executive Bonus Plan

On March 12, 2013, the Compensation Committee of our Board of Directors also approved our 2013 Executive Bonus Plan, or 2013 Bonus Plan, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Under the 2013 Bonus Plan, our executives are provided with the opportunity to earn bonus payments conditioned upon the achievement of specified corporate goals. Under the 2013 Bonus Plan, each individual is assigned a target and range of bonus opportunity, calculated as a percentage of that individual’s 2013 base salary, based on the person’s role and title in the company.

Under the 2013 Bonus Plan, the range of bonus opportunity as a percentage of 2013 base salary for each of our named executive officers is as follows:

Name	Title	Threshold	Target	Maximum
Kent Snyder	Chief Executive Officer and Chairman of the Board	30%	60%	90%
John Poyhonen	President and Chief Operating Officer	22.5%	45%	67.5%
David B. Berger	Senior Vice President, General Counsel and Corporate Secretary	20%	40%	60%
Donald S. Karanewsky, Ph.D.	Senior Vice President and Chief Scientific Officer	20%	40%	60%
Antony E. Rogers	Senior Vice President and Chief Financial Officer	20%	40%	60%

Under the terms of our 2013 Bonus Plan, the payout for all of our officers is calculated entirely based on our achievement of corporate goals during 2013 and a minimum corporate goal achievement of greater than or equal to 50% is required for an executive to earn any performance-based cash bonus. The threshold bonus is earned if a corporate goal achievement of 50% is obtained. The target bonus is earned if a corporate goal achievement of 75% is obtained. The maximum bonus is earned if a corporate goal achievement of 100% is obtained. The specific bonus amount is based on a linear continuum from threshold to maximum. However, it is also important to note that the Compensation Committee retains broad discretion to modify the 2013 Bonus Plan at any time, including the methodology for calculating the specific bonus amounts. The Compensation Committee may also, in its sole discretion, determine to either increase the payout under the 2013 Bonus Plan for extraordinary achievement or to reduce payout if economic and business conditions warrant.

On February 18, 2013 our Board of Directors established corporate goals for 2013. For 2013, our corporate goals are a combination of commercialization and financial goals, which represent 57.5% of our corporate goals, and discovery and development goals, which represent the remaining 42.5% of our corporate goals.

Under the 2013 Bonus Plan, the Compensation Committee retains the discretion to pay bonus awards in full or in part in the form of cash or as Stock Awards under our 2004 Equity Incentive Plan, as amended from time to time, or any similar equity incentive plan that we subsequently adopt. In the event that the Compensation Committee elects to pay a bonus under the 2013 Bonus Plan in the form of a stock award, the Compensation Committee will have discretion to determine the specific form and number of such awards that would be equivalent to the dollar value of bonus payable under the terms of the 2013 Bonus Plan.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

99.1                        Senomyx, Inc. 2013 Executive Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENOMYX, INC.

	By:	/S/ DAVID B. BERGER
David B. Berger
Senior Vice President, General Counsel and Corporate Secretary

Date: March 15, 2013

INDEX TO EXHIBITS

99.1                        Senomyx, Inc. 2013 Executive Bonus Plan.